UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

MEC Incorporated

(Exact name of registrant as specified in its charter)

Wyoming	000-55296	20-1884354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Investment Boulevard, Suite 125, El Dorado Hills, California 95762

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (844) 693-2432

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Effective June 9, 2016, MyECheck, Inc. (the “Company”) changed its name to MEC Incorporated. The Company effected the name change by amending Article One of the Company’s Articles of Incorporation pursuant to Articles of Amendment filed with the Wyoming Secretary of State on June 6, 2016. A copy of the Articles of Amendment are attached to this report as Exhibit 3.1.  On June 9, 2016 the Wyoming Secretary of State issued a Certificate of Name Change, a copy of which is attached to this report as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Incorporation of MyECheck, Inc.
3.2	Certificate of Name Change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2016		MEC Incorporated
	By:	/s/ Edward R. Starrs
Name: Edward R. Starrs Title: Chief Executive Officer